UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                            reported) April 28, 2005

                           Build-A-Bear Workshop, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                      001-32320                    43-1883836
 -----------------               --------------             -------------------
  (State or Other                 (Commission                 (IRS Employer
  Jurisdiction of                 File Number)              Identification No.)
  Incorporation)


 1954 Innerbelt Business Center Drive                             63114
          St. Louis, Missouri                                  ------------
----------------------------------------                        (Zip Code)
(Address of Principal Executive Offices)

                                 (314) 423-8000
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

     On April 28, 2005, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing, among other things, total revenue, net income, net retail sales, gross margin and diluted earnings per share for the first quarter of fiscal 2005. The press release also included expected earnings and diluted earnings per share for the second quarter of fiscal 2005 and for the full year of fiscal 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

     In addition, the Company is hereby furnishing certain balance sheet information for the first quarter of 2004 as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

    99.1          Press Release dated April 28, 2005

    99.2 Unaudited Condensed Consolidated Balance Sheet of the Company as of April 3, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BUILD-A-BEAR WORKSHOP, INC.


Date: April 28, 2005                      By:    /s/ Tina Klocke
                                                 -------------------------------
                                          Name:  Tina Klocke
                                          Title: Chief Financial Bear, Secretary
                                                 and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

    99.1          Press Release dated April 28, 2005

    99.2 Unaudited Condensed Consolidated Balance Sheet of the Company as of April 3, 2004